UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2009

CIT GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

505 Fifth Avenue
New York, New York 10017
(Address of registrant's principal executive office)

Registrant's telephone number, including area code: (212) 771-0505

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

Credit Facility

     On August 7, 2009, CIT Group Inc. (“CIT”) announced that it has received the final $1 billion in incremental borrowings under an amended and restated credit agreement (the “Credit Facility”) with a group of its major bondholders, bringing the total loan size to $3 billion.

     See paragraph three of the press release attached as Exhibit 99.1.

Section 2 – Financial Information

[Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Credit Facility

     On August 7, 2009, CIT announced that it has received the final $1 billion in incremental borrowings under an amended and restated credit agreement (the “Credit Facility”) with a group of its major bondholders, bringing the total loan size to $3 billion.

     See paragraph three of the press release attached as Exhibit 99.1.

Section 8 – Other Events

Item 8.01. Other Events.

     On August 7, 2009, CIT announced that the withdrawal deadline for the pending cash tender offer for its $1 billion Floating Rate Senior Notes due August 17, 2009, which CIT had previously announced was extended to midnight, New York City time, at the end of Wednesday, August 5, 2009, has passed and eligible bonds tendered, and not withdrawn, exceed the 58% minimum tender condition.

See paragraph two of the press release attached as Exhibit 99.1.

     On August 7, 2009, CIT announced that its Board of Directors had decided on August 6, 2009 to suspend dividend payments on its four series of Preferred Stock in order to improve liquidity and preserve capital. Payments on CIT’s Equity Units (NYSE: CIT PrZ) are not affected by this decision.

     See paragraph four of the press release attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1	Press release issued by CIT Group Inc. on August 7, 2009 is attached hereto and incorporated by reference.

Forward-Looking Statement

     This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond CIT’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting CIT’s businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in CIT’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2008 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2009. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC.
(Registrant)

By:	/s/ Joseph M. Leone Joseph M. Leone Vice Chairman & Chief Financial Officer

Dated: August 7, 2009